UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2019 (February 1, 2019)

Pandora Media, LLC
(as successor to Pandora Media, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001-35198	94-3352630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Franklin Street, Suite 700

Oakland, CA 94612

(Address of principal executive offices, including zip code)

(510) 451-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on February 1, 2019, Sirius XM Holdings Inc., a Delaware corporation (“Sirius XM”), completed the acquisition of Pandora Media, LLC (the successor to Pandora Media, Inc.) (“Pandora”) pursuant to the Agreement and Plan of Merger and Reorganization, dated as of September 23, 2018, among Sirius XM, Pandora, White Oaks Acquisition Corp., Sirius XM Radio Inc. (“Sirius XM Radio”), Billboard Holding Company, Inc. and Billboard Acquisition Sub, Inc. As a result of the acquisition, Pandora is an indirect wholly-owned subsidiary of Sirius XM.

On February 1, 2019, Pandora and certain of its subsidiaries joined Sirius XM Radio’s existing $1.75 billion senior secured revolving credit facility with JPMorgan Chase Bank, N.A., as the administrative agent, and the other agents and lenders party thereto (the “Credit Facility”) as guarantors. Obligations under the Credit Facility are secured by a lien on substantially all of Sirius XM Radio’s assets and the assets of its material domestic subsidiaries, including Pandora. Sirius XM Radio may use borrowings under the Credit Facility for working capital and other general corporate purposes, including share repurchases, dividends and the financing of acquisitions.

The Credit Facility contains incremental facilities and related debt and lien baskets, which allow Sirius XM Radio to increase or incur new commitments under the revolving facility and/or incur new term loans or other forms of indebtedness, subject to the terms of the Credit Facility.

For additional information regarding the Credit Facility, see Sirius XM’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on January 30, 2019.

Sirius XM intends to cause Pandora and its subsidiaries that joined the Credit Facility to provide guarantees of Sirius XM Radio’s outstanding senior notes.

Item 2.03	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANDORA MEDIA, LLC (as successor to Pandora Media, Inc.)

Dated: February 5, 2019	By:	/s/ Patrick L. Donnelly
Patrick L. Donnelly
Secretary